Exhibit 24.1

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned director and officer of Park National Corporation (the “Corporation”) does hereby make, constitute and appoint C. Daniel DeLawder and Brady T. Burt, and each of them severally and acting individually, his true and lawful agents and attorneys-in-fact, each with the power and authority to act without the other and with full power of substitution and resubstitution, to do any and all acts and things, in his name and on his behalf, in any and all capacities (unless revoked in writing), and to execute any and all instruments, and other documents, in his name and on his behalf, in any and all capacities (unless revoked in writing), which said agents and attorneys-in-fact, or either of them, may deem necessary or advisable to enable the Corporation to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission, in connection with the filing of the Registration Statement on Form S-3 of the Corporation filed herewith, including specifically but without limitation, the power and authority to execute, in his name and on his behalf, in any and all capacities (unless revoked in writing), the Registration Statement on Form S-3 of the Corporation filed herewith and any and all amendments (including post-effective amendments) to the Registration Statement on Form S-3 of the Corporation filed herewith, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission; and the undersigned does hereby ratify and confirm all that each said agent and attorney-in-fact, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.
IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 22nd day of October, 2018.

/s/ David L. Trautman
David L. Trautman

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned officer of Park National Corporation (the “Corporation”) does hereby make, constitute and appoint C. Daniel DeLawder and David L. Trautman, and each of them severally and acting individually, his true and lawful agents and attorneys-in-fact, each with the power and authority to act without the other and with full power of substitution and resubstitution, to do any and all acts and things, in his name and on his behalf, in any and all capacities (unless revoked in writing), and to execute any and all instruments, and other documents, in his name and on his behalf, in any and all capacities (unless revoked in writing), which said agents and attorneys-in-fact, or either of them, may deem necessary or advisable to enable the Corporation to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission, in connection with the filing of the Registration Statement on Form S-3 of the Corporation filed herewith, including specifically but without limitation, the power and authority to execute, in his name and on his behalf, in any and all capacities (unless revoked in writing), the Registration Statement on Form S-3 of the Corporation filed herewith and any and all amendments (including post-effective amendments) to the Registration Statement on Form S-3 of the Corporation filed herewith, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission; and the undersigned does hereby ratify and confirm all that each said agent and attorney-in-fact, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.
IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 22nd day of October, 2018.

/s/ Brady T. Burt
Brady T. Burt

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned officer of Park National Corporation (the “Corporation”) does hereby make, constitute and appoint C. Daniel DeLawder, David L. Trautman and Brady T. Burt, and each of them severally and acting individually, her true and lawful agents and attorneys-in-fact, each with the power and authority to act without any other and with full power of substitution and resubstitution, to do any and all acts and things, in her name and on her behalf, in any and all capacities (unless revoked in writing), and to execute any and all instruments, and other documents, in her name and on her behalf, in any and all capacities (unless revoked in writing), which said agents and attorneys-in-fact, or any of them, may deem necessary or advisable to enable the Corporation to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission, in connection with the filing of the Registration Statement on Form S-3 of the Corporation filed herewith, including specifically but without limitation, the power and authority to execute, in her name and on her behalf, in any and all capacities (unless revoked in writing), the Registration Statement on Form S-3 of the Corporation filed herewith and any and all amendments (including post-effective amendments) to the Registration Statement on Form S-3 of the Corporation filed herewith, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission; and the undersigned does hereby ratify and confirm all that each said agent and attorney-in-fact, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.
IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 22nd day of October, 2018.

/s/ Kelly A. Herreman
Kelly A. Herreman

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned director and officer of Park National Corporation (the “Corporation”) does hereby make, constitute and appoint David L. Trautman and Brady T. Burt, and each of them severally and acting individually, his true and lawful agents and attorneys-in-fact, each with the power and authority to act without the other and with full power of substitution and resubstitution, to do any and all acts and things, in his name and on his behalf, in any and all capacities (unless revoked in writing), and to execute any and all instruments, and other documents, in his name and on his behalf, in any and all capacities (unless revoked in writing), which said agents and attorneys-in-fact, or either of them, may deem necessary or advisable to enable the Corporation to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission, in connection with the filing of the Registration Statement on Form S-3 of the Corporation filed herewith, including specifically but without limitation, the power and authority to execute, in his name and on his behalf, in any and all capacities (unless revoked in writing), the Registration Statement on Form S-3 of the Corporation filed herewith and any and all amendments (including post-effective amendments) to the Registration Statement on Form S-3 of the Corporation filed herewith, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission; and the undersigned does hereby ratify and confirm all that each said agent and attorney-in-fact, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.
IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 22nd day of October, 2018.

/s/ C. Daniel DeLawder
C. Daniel DeLawder

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned director of Park National Corporation (the “Corporation”) does hereby make, constitute and appoint C. Daniel DeLawder, David L. Trautman and Brady T. Burt, and each of them severally and acting individually, her true and lawful agents and attorneys-in-fact, each with the power and authority to act without any other and with full power of substitution and resubstitution, to do any and all acts and things, in her name and on her behalf, in any and all capacities (unless revoked in writing), and to execute any and all instruments, and other documents, in her name and on her behalf, in any and all capacities (unless revoked in writing), which said agents and attorneys-in-fact, or any of them, may deem necessary or advisable to enable the Corporation to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission, in connection with the filing of the Registration Statement on Form S-3 of the Corporation filed herewith, including specifically but without limitation, the power and authority to execute, in her name and on her behalf, in any and all capacities (unless revoked in writing), the Registration Statement on Form S-3 of the Corporation filed herewith and any and all amendments (including post-effective amendments) to the Registration Statement on Form S-3 of the Corporation filed herewith, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission; and the undersigned does hereby ratify and confirm all that each said agent and attorney-in-fact, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.
IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 22nd day of October, 2018.

/s/ Donna M. Alvarado
Donna M. Alvarado

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned director of Park National Corporation (the “Corporation”) does hereby make, constitute and appoint C. Daniel DeLawder, David L. Trautman and Brady T. Burt, and each of them severally and acting individually, his true and lawful agents and attorneys-in-fact, each with the power and authority to act without any other and with full power of substitution and resubstitution, to do any and all acts and things, in his name and on his behalf, in any and all capacities (unless revoked in writing), and to execute any and all instruments, and other documents, in his name and on his behalf, in any and all capacities (unless revoked in writing), which said agents and attorneys-in-fact, or any of them, may deem necessary or advisable to enable the Corporation to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission, in connection with the filing of the Registration Statement on Form S-3 of the Corporation filed herewith, including specifically but without limitation, the power and authority to execute, in his name and on his behalf, in any and all capacities (unless revoked in writing), the Registration Statement on Form S-3 of the Corporation filed herewith and any and all amendments (including post-effective amendments) to the Registration Statement on Form S-3 of the Corporation filed herewith, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission; and the undersigned does hereby ratify and confirm all that each said agent and attorney-in-fact, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.
IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 22nd day of October, 2018.

/s/ James R. DeRoberts
James R. DeRoberts

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned director of Park National Corporation (the “Corporation”) does hereby make, constitute and appoint C. Daniel DeLawder, David L. Trautman and Brady T. Burt, and each of them severally and acting individually, his true and lawful agents and attorneys-in-fact, each with the power and authority to act without any other and with full power of substitution and resubstitution, to do any and all acts and things, in his name and on his behalf, in any and all capacities (unless revoked in writing), and to execute any and all instruments, and other documents, in his name and on his behalf, in any and all capacities (unless revoked in writing), which said agents and attorneys-in-fact, or any of them, may deem necessary or advisable to enable the Corporation to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission, in connection with the filing of the Registration Statement on Form S-3 of the Corporation filed herewith, including specifically but without limitation, the power and authority to execute, in his name and on his behalf, in any and all capacities (unless revoked in writing), the Registration Statement on Form S-3 of the Corporation filed herewith and any and all amendments (including post-effective amendments) to the Registration Statement on Form S-3 of the Corporation filed herewith, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission; and the undersigned does hereby ratify and confirm all that each said agent and attorney-in-fact, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.
IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 22nd day of October, 2018.

/s/ F. William Englefield IV
F. William Englefield IV

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned director of Park National Corporation (the “Corporation”) does hereby make, constitute and appoint C. Daniel DeLawder, David L. Trautman and Brady T. Burt, and each of them severally and acting individually, her true and lawful agents and attorneys-in-fact, each with the power and authority to act without any other and with full power of substitution and resubstitution, to do any and all acts and things, in her name and on her behalf, in any and all capacities (unless revoked in writing), and to execute any and all instruments, and other documents, in her name and on her behalf, in any and all capacities (unless revoked in writing), which said agents and attorneys-in-fact, or any of them, may deem necessary or advisable to enable the Corporation to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission, in connection with the filing of the Registration Statement on Form S-3 of the Corporation filed herewith, including specifically but without limitation, the power and authority to execute, in her name and on her behalf, in any and all capacities (unless revoked in writing), the Registration Statement on Form S-3 of the Corporation filed herewith and any and all amendments (including post-effective amendments) to the Registration Statement on Form S-3 of the Corporation filed herewith, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission; and the undersigned does hereby ratify and confirm all that each said agent and attorney-in-fact, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.
IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 22nd day of October, 2018.

/s/ Alicia J. Hupp
Alicia J. Hupp

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned director of Park National Corporation (the “Corporation”) does hereby make, constitute and appoint C. Daniel DeLawder, David L. Trautman and Brady T. Burt, and each of them severally and acting individually, his true and lawful agents and attorneys-in-fact, each with the power and authority to act without any other and with full power of substitution and resubstitution, to do any and all acts and things, in his name and on his behalf, in any and all capacities (unless revoked in writing), and to execute any and all instruments, and other documents, in his name and on his behalf, in any and all capacities (unless revoked in writing), which said agents and attorneys-in-fact, or any of them, may deem necessary or advisable to enable the Corporation to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission, in connection with the filing of the Registration Statement on Form S-3 of the Corporation filed herewith, including specifically but without limitation, the power and authority to execute, in his name and on his behalf, in any and all capacities (unless revoked in writing), the Registration Statement on Form S-3 of the Corporation filed herewith and any and all amendments (including post-effective amendments) to the Registration Statement on Form S-3 of the Corporation filed herewith, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission; and the undersigned does hereby ratify and confirm all that each said agent and attorney-in-fact, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.
IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 22nd day of October, 2018.

/s/ Stephen J. Kambeitz
Stephen J. Kambeitz

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned director of Park National Corporation (the “Corporation”) does hereby make, constitute and appoint C. Daniel DeLawder, David L. Trautman and Brady T. Burt, and each of them severally and acting individually, his true and lawful agents and attorneys-in-fact, each with the power and authority to act without any other and with full power of substitution and resubstitution, to do any and all acts and things, in his name and on his behalf, in any and all capacities (unless revoked in writing), and to execute any and all instruments, and other documents, in his name and on his behalf, in any and all capacities (unless revoked in writing), which said agents and attorneys-in-fact, or any of them, may deem necessary or advisable to enable the Corporation to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission, in connection with the filing of the Registration Statement on Form S-3 of the Corporation filed herewith, including specifically but without limitation, the power and authority to execute, in his name and on his behalf, in any and all capacities (unless revoked in writing), the Registration Statement on Form S-3 of the Corporation filed herewith and any and all amendments (including post-effective amendments) to the Registration Statement on Form S-3 of the Corporation filed herewith, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission; and the undersigned does hereby ratify and confirm all that each said agent and attorney-in-fact, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.
IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 22nd day of October, 2018.

/s/ Timothy S. McLain
Timothy S. McLain

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned director of Park National Corporation (the “Corporation”) does hereby make, constitute and appoint C. Daniel DeLawder, David L. Trautman and Brady T. Burt, and each of them severally and acting individually, his true and lawful agents and attorneys-in-fact, each with the power and authority to act without any other and with full power of substitution and resubstitution, to do any and all acts and things, in his name and on his behalf, in any and all capacities (unless revoked in writing), and to execute any and all instruments, and other documents, in his name and on his behalf, in any and all capacities (unless revoked in writing), which said agents and attorneys-in-fact, or any of them, may deem necessary or advisable to enable the Corporation to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission, in connection with the filing of the Registration Statement on Form S-3 of the Corporation filed herewith, including specifically but without limitation, the power and authority to execute, in his name and on his behalf, in any and all capacities (unless revoked in writing), the Registration Statement on Form S-3 of the Corporation filed herewith and any and all amendments (including post-effective amendments) to the Registration Statement on Form S-3 of the Corporation filed herewith, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission; and the undersigned does hereby ratify and confirm all that each said agent and attorney-in-fact, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.
IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 22nd day of October, 2018.

/s/ Robert E. O'Neill
Robert E. O’Neill

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned director of Park National Corporation (the “Corporation”) does hereby make, constitute and appoint C. Daniel DeLawder, David L. Trautman and Brady T. Burt, and each of them severally and acting individually, her true and lawful agents and attorneys-in-fact, each with the power and authority to act without any other and with full power of substitution and resubstitution, to do any and all acts and things, in her name and on her behalf, in any and all capacities (unless revoked in writing), and to execute any and all instruments, and other documents, in her name and on her behalf, in any and all capacities (unless revoked in writing), which said agents and attorneys-in-fact, or any of them, may deem necessary or advisable to enable the Corporation to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission, in connection with the filing of the Registration Statement on Form S-3 of the Corporation filed herewith, including specifically but without limitation, the power and authority to execute, in her name and on her behalf, in any and all capacities (unless revoked in writing), the Registration Statement on Form S-3 of the Corporation filed herewith and any and all amendments (including post-effective amendments) to the Registration Statement on Form S-3 of the Corporation filed herewith, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission; and the undersigned does hereby ratify and confirm all that each said agent and attorney-in-fact, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.
IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 22nd day of October, 2018.

/s/ Julia A. Sloat
Julia A. Sloat

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned director of Park National Corporation (the “Corporation”) does hereby make, constitute and appoint C. Daniel DeLawder, David L. Trautman and Brady T. Burt, and each of them severally and acting individually, his true and lawful agents and attorneys-in-fact, each with the power and authority to act without any other and with full power of substitution and resubstitution, to do any and all acts and things, in his name and on his behalf, in any and all capacities (unless revoked in writing), and to execute any and all instruments, and other documents, in his name and on his behalf, in any and all capacities (unless revoked in writing), which said agents and attorneys-in-fact, or any of them, may deem necessary or advisable to enable the Corporation to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission, in connection with the filing of the Registration Statement on Form S-3 of the Corporation filed herewith, including specifically but without limitation, the power and authority to execute, in his name and on his behalf, in any and all capacities (unless revoked in writing), the Registration Statement on Form S-3 of the Corporation filed herewith and any and all amendments (including post-effective amendments) to the Registration Statement on Form S-3 of the Corporation filed herewith, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission; and the undersigned does hereby ratify and confirm all that each said agent and attorney-in-fact, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.
IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 22nd day of October, 2018.

/s/ Leon Zazworksy
Leon Zazworsky